                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                  June 23, 1998
                ------------------------------------------------
                Date of report (Date of earliest event reported)

                                   ADVO, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                      1-11720               06-0885252
            --------                      -------               ----------
(State or other jurisdiction     (Commission file number)     (IRS Employer
of incorporation or organization)                           Identification No.)

         One Univac Lane, P.O. Box 755, Windsor, Connecticut 06095-0755
         --------------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:          (860) 285-6120
                                                   ------------------------


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ITEM 5.      OTHER EVENTS
             ------------

On June 23, 1998 ADVO, Inc. (the "Company") announced that Robert Kamerschen, 62, Chairman of the Board and Chief Executive Officer for the past ten years, will step aside as CEO effective January 1999. He will remain as Chairman as part of an orderly senior management succession plan. Mr. Kamerschen's hand picked successor as CEO, Gary Mulloy, 53, has been the Company's President and Chief Operating Officer since 1996. For the time being, Mr. Mulloy will retain the President's title.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

The following exhibits are filed herewith:

Exhibit No.   Description
-----------   -----------

99(a)         Press release, dated June 23, 1998,               Filed herewith.
              issued by the Company.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          ADVO, Inc.


Date : June 26, 1998                      By   /s/ DAVID M. STIGLER
       -------------                        -----------------------------------
                                                   David M. Stigler
                                                   Senior Vice President,
                                                   Legal and Public Affairs,
                                                   General Counsel and Secretary




                                      - 3 -


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                                  EXHIBIT INDEX
                                  -------------


                                                                  Incorporation by
Exhibit No.              Description                              Reference
-----------              -----------                              ----------------

99 (a)                   Press release, dated June 23, 1998,
                         issued by the Company.                   Filed herewith.